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                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 28, 1996
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Commission file number 1-6687
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                           JOHNSTON INDUSTRIES, INC.
                           -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                Delaware                                11-1749980
                --------                                ----------
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)

  105 Thirteenth Street, Columbus, Georgia                  31901
  (Address of principal executive offices)                (Zip Code)

                                 (706) 641-3140
                                 --------------
              (Registrant's telephone number, including area code)


N/A
(Former name, former address and former fiscal year if changed since last report.)




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This Form 8-K/A amends Item 7 of that certain Form 8-K dated April 1, 1996, (the
"Original Form 8-K") by including the financial statements referred to below.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

       (a)    Financial Statement of Business Acquired.

              The applicable financial statements of Jupiter National, Inc. ("Jupiter") and Johnston Industries, Inc. ("Johnston") have previously been filed with the Securities and Exchange Commission.

       (b)    Pro Forma Financial Information

              In connection with the Merger described in Item 2 of the Original Form 8-K, attached is the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X, consisting of condensed consolidated financial statements of income of Johnston and its subsidiaries for the year ended December 30, 1995, for the transition period from July 1, 1995 to December 30, 1995, and for the three months ended March 30, 1996 (Exhibit 99.2).

       (c)    Exhibits

              The exhibits listed in the exhibit index are filed as part of or incorporated by reference in this form 8-K/A.



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JOHNSTON INDUSTRIES, INC. AND SUBSIDIARIES

                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the undersigned has duly caused this report to be filed on its behalf by the undersigned hereto duly authorized.




                                          JOHNSTON INDUSTRIES, INC.



Dated:  June 10, 1996                     By: /s/ John W. Johnson
                                             --------------------
                                             John W. Johnson
                                             Vice President
                                             Chief Financial Officer


                                          By: /s/ John W. Johnson
                                             --------------------
                                             John W. Johnson
                                             (Principal Accounting Officer)



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JOHNSTON INDUSTRIES, INC. AND SUBSIDIARIES

                                 EXHIBIT INDEX


Exhibit No.                                     Description
- -----------                                     -----------
  10.1*           Amended and Restated Agreement and Plan of Merger dated as of
                  August 16, 1995 and amended and restated as of January 26, 1996, by and among Johnston Industries, Inc., JI Acquisition Corp. and Jupiter
                  National, Inc.

  99.1**          Press Release issued by Johnston Industries, Inc. on March 29, 1996.

  99.2            Unaudited Pro Forma Financial Information of Johnston Industries, Inc.
                  and its subsidiaries.


*   Filed as exhibit (c)(1) to Amendment No. 2 to the Transaction Statement on
    schedule 13E-3 filed by Johnston Industries, Inc., JI Acquisition Corp., Jupiter National, Inc. and David L. Chandler on February 8, 1996 (Commission File Number 1-9791) and incorporated herein by reference.

** Incorporated by reference from Johnston Industries, Inc. Form 8-K as filed with the Securities and Exchange Commission on April 1, 1996.

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